Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT: Les Van Dyke
Director, Investor Relations
(281) 492-5370
DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
FOURTH QUARTER/YEAR-END 2007 RESULTS
Houston, Texas, February 7, 2008 — Diamond Offshore Drilling, Inc. (NYSE:DO) today reported net income for the fourth quarter of 2007 of $164.9 million, or $1.19 per share on a diluted basis, compared with net income of $221.4 million, or $1.60 per share on a diluted basis, in the same period a year earlier. Net income for the fourth quarter of 2007 includes $58.6 million, or $0.42 per share on a diluted basis, of non-recurring tax expense related to the distribution of previously untaxed earnings from one of the Company’s foreign subsidiaries to its U.S. parent. Revenues for the fourth quarter of 2007 were $666.7 million, compared with revenues of $578.2 million for the fourth quarter of 2006.
For the year ended December 31, 2007, the Company reported net income of $846.5 million, or $6.12 per share on a diluted basis, compared with net income of $706.8 million, or $5.12 per share on a diluted basis, for the year ended December 31, 2006. Revenues for the year ended December 31, 2007 were $2.6 billion, compared with $2.1 billion for 2006.
Diamond Offshore provides contract drilling services to the energy industry around the globe and is a leader in deepwater drilling. Additional information on Diamond Offshore Drilling, Inc. and access to the Company’s SEC filings is available on the Internet at www.diamondoffshore.com.
As previously announced, Diamond Offshore will provide a simulcast and rebroadcast of its fourth quarter/year-end 2007 earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on February 7, 2008, beginning at 9:00 a.m. Central Time. The online replay will follow immediately and continue for the remainder of the first calendar quarter after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.
Statements in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may include, but are not limited to, statements concerning existing contracts, commitments and backlog, fleet enhancements, access to new markets, future earnings, future cash flows, market conditions, future market improvements, future growth in demand for equipment types or in any region and future contracts. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected, including, among others, the risk that a Letter of Intent will not be converted to a contract, the risk that full rig utilization may not be achieved during a contract period, the risk that the fleet’s available days may be reduced by unscheduled downtime, the risk that these and other factors outside of the Company’s control may adversely impact the amount of profit realized from a contract, the risk that the markets for the Company’s services will not continue to improve, the risk that the Company’s market position may deteriorate, or the risk that the Company may not be able to participate fully in any future market improvements. A discussion of additional risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.
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DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Revenues:
Contract drilling	$651,578	$555,618	$2,505,663	$1,987,114
Revenues related to reimbursable expenses	15,124	22,580	62,060	65,458

Total revenues	666,702	578,198	2,567,723	2,052,572

Operating expenses:
Contract drilling	291,360	212,786	1,011,193	812,057
Reimbursable expenses	12,631	20,382	52,857	57,465
Depreciation	63,646	51,645	235,251	200,503
General and administrative	16,238	11,765	53,483	41,551
(Gain) loss on disposition of assets	(3,165)	(1,127)	(8,583)	1,064
Casualty gain on Ocean Warwick	—	(500)	—	(500)

Total operating expenses	380,710	294,951	1,344,201	1,112,140

Operating income	285,992	283,247	1,223,522	940,432

Other income (expense):
Interest income	7,439	11,037	33,566	37,880
Interest expense	(2,232)	(5,418)	(19,191)	(24,096)
Gain (loss) on sale of marketable securities	41	22	1,796	(31)
Other, net	4,327	5,539	6,844	12,147

Income before income tax expense	295,567	294,427	1,246,537	966,332

Income tax expense	(130,626)	(73,072)	(399,996)	(259,485)

Net Income	$164,941	$221,355	$846,541	$706,847

Income per share:
Basic	$1.19	$1.71	$6.14	$5.47

Diluted	$1.19	$1.60	$6.12	$5.12

Weighted average shares outstanding:
Shares of common stock	138,801	129,186	137,816	129,129
Dilutive potential shares of common stock	230	9,615	1,129	9,652

Total weighted average shares outstanding	139,031	138,801	138,945	138,781

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
(Unaudited)
(In thousands)

	Three Months Ended
	December 31,
	2007	2006
REVENUES
High Specification Floaters	$261,805	$221,171
Intermediate Semisubmersibles	302,914	222,723
Jack-ups	86,859	111,724

Total Contract Drilling Revenue	$651,578	$555,618

Revenues Related to Reimbursable Expenses	$15,124	$22,580

CONTRACT DRILLING EXPENSE
High Specification Floaters	$94,895	$58,250
Intermediate Semisubmersibles	137,822	97,273
Jack-ups	53,431	46,201
Other	5,212	11,062

Total Contract Drilling Expense	$291,360	$212,786

Reimbursable Expenses	$12,631	$20,382

OPERATING INCOME
High Specification Floaters	$166,910	$162,921
Intermediate Semisubmersibles	165,092	125,450
Jack-ups	33,428	65,523
Other	(5,212)	(11,062)
Reimbursable expenses, net	2,493	2,198
Depreciation	(63,646)	(51,645)
General and administrative expense	(16,238)	(11,765)
Gain on disposition of assets	3,165	1,127
Casualty gain on Ocean Warwick	—	500

Total Operating Income	$285,992	$283,247

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2007	2006
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$637,961	$524,698

Marketable securities	1,301	301,159

Accounts receivable	522,808	567,474

Prepaid expenses and other	103,120	88,216

Total current assets	1,265,190	1,481,547
Drilling and other property and equipment, net of accumulated depreciation	3,040,063	2,628,453
Other assets	36,212	22,839

Total assets	$4,341,465	$4,132,839

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities	$453,011	$333,509

Long-term debt	503,071	964,310

Deferred tax liability	397,629	448,227

Other liabilities	110,687	67,285

Stockholders’ equity:
Cumulative effect of FIN 48 adoption	(28,422)	—
Other stockholders’ equity	2,905,489	2,319,508

Total stockholders’ equity	2,877,067	2,319,508

Total liabilities and stockholders’ equity	$4,341,465	$4,132,839

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
AVERAGE DAYRATES AND UTILIZATION

	Fourth Quarter		Third Quarter		Fourth Quarter
	2007		2007		2006
	Dayrate	Utilization	Dayrate	Utilization	Dayrate	Utilization
	(Dayrate in thousands)
High Specification Floaters	$317	81%	$302	85%	$253	95%
Intermediate Semis	$218	78%	$186	78%	$155	82%
Jack-ups	$115	63%	$112	81%	$113	81%